Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
June 23, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	27-29	7	06/30/10
					31-33	184	12/31/10	Dayrate adjusts every 90 days to published GOM index, next adjustment will be October 1

2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp	32-34	87	09/18/10

3	Hercules 173	173’ — MC, TD	GOM	Chevron	27-29	7	06/30/10
					31-33	184	12/31/10	Dayrate adjusts every 90 days to published GOM index, next adjustment will be October 1

4	Hercules 200	200’ — MC, TD	GOM	Apache	33-35	32	07/25/10

5	Hercules 201	200’ — MC, TD	GOM	LLOG	32-34	10	07/03/10

6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	31-33	45	08/07/10

7	Hercules 204	200’ — MC, TD	GOM	Ready Stacked

8	Hercules 205	200’ — MC, TD	GOM	Hall-Houston	31-33	8	07/01/10

9	Hercules 251	250’ — MS, TD	GOM	Ready Stacked				Rig completed contract on June 7; next to ADTI/Phoenix for 56 days pending permit

10	Hercules 253	250’ — MS, TD	GOM	Tana	31-33	8	07/01/10

11	Hercules 257	250’ — MS, TD	GOM	Ready Stacked

12	Hercules 350	350’ — ILC, TD	GOM	Chevron	49-51	7	06/30/10
					69-71	184	12/31/10	Undergoing underwater inspections for a total of 30 days in June and July at zero day rate

					Average	64	days

13	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09

14	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09

15	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09

16	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09

17	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09

18	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09

19	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09

20	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for approximately 12.5 days at $81-83K dayrate will be assigned to another rig; actual days remaining are currently being negotiated

21	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09

22	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09

23	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09

24	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09

25	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
June 23, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Gabon	Angola Drilling Company Ltd	149-151	198	01/07/11	Remains on standby dayrate in the $145-150K range. Currently does not meet our revenue recognition criteria due to uncertainty surrounding collectability.
4	Platform 3	Platform, TD	Mexico	PEMEX	54-56	302	04/21/11
5	Hercules 258	250’ — MS, TD	India	ONGC	109-111	346	06/04/11
6	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	280	03/30/11
7	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	429	08/26/11	Undergoing leg repairs for 10 days in June at zero dayrate
8	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	464	09/30/11

9	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	464	09/30/11
					Average	276	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
June 23, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Energy Partners Ltd.	16-18	33	07/26/10

2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	17-19 16-18	7 60	06/30/10 08/29/10

3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked

					Average	33	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08

5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09

6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09

7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08

8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09

9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08

11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
May 31, 2010

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$21,549	43	69%
190-215	3	3	13,479	60	65%	Two vessels in drydock in May and one in June
170	1	1	10,574	31	100%
140-150	6	6	7,588	170	91%
120-130	14	13	5,814	270	67%	Three vessels in drydock in May and June
105	15	13	4,813	327	81%	Two vessels in drydock in May and three in June

Sub-total/Average	41	38	$7,211	901	76%

International
230-260(4)	2	2	$66,056	22	35%	One vessel in drydock in June
170-215	7	7	36,940	132	61%	One vessel in drydock in May and June
140-150	4	4	15,108	124	100%
120-130	7	7	11,585	156	72%
105	4	4	-	-	0%

Sub-total/Average(5)	24	24	$23,850	434	58%

Total/Average	65	62	$12,620	1,335	69%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

(4)	Revenue per day for this class excludes $208,333 of mobilization revenue

(5)	Includes $341k of Class 105 revenue
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the regulatory uncertainty in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.